EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated February 18, 2000 incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-833386 and 33-381153.


                                                        /s/ARTHUR ANDERSEN LLP
                                                      --------------------------
                                                        ARTHUR ANDERSEN LLP


 Minneapolis, Minnesota
 March 31, 2000